UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013
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Hanmi Financial Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, PH-A
Los Angeles, California 90010
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Certain Officers.

Effective August 26, 2013, Mr. Jung Hak Son has resigned as Executive Vice President and Chief Credit Officer of Hanmi Bank (the “Bank”), the wholly owned subsidiary of Hanmi Financial Corporation (“Hanmi”), to pursue another professional opportunity.  Mr. Son’s resignation does not stem from any disagreement with Hanmi or the Bank.

Hanmi and the Bank are currently conducting a search for a new Chief Credit Officer for the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2013                                         HANMI FINANCIAL CORPORATION

By:      /s/  C. G. Kum
Name: C. G. Kum
Title:   President and Chief Executive Officer